                                                                        Exhibit 99.1

MANAGEMENT'S ASSERTION CONCERNING COMPLIANCE

As of and for the year ended October 31, 2002, Navistar Financial Corporation (the
"Company") has complied in all material respects with the Company established, minimum servicing standards for the receivables being serviced for Navistar Financial Owner Trusts listed below ("Trusts") included in the accompanying Appendix I (the "Standards).  The
Standards are based on the Mortgage Banker's Association of America's Uniform Single
Attestation Program for Mortgage Bankers, modified to address the unique characteristics of servicing retail notes and leases in accordance with the Pooling and Servicing Agreements for the Trusts.

NAVISTAR FINANCIAL 1998-A OWNER TRUST,
NAVISTAR FINANCIAL 1999-A OWNER TRUST,
NAVISTAR FINANCIAL 2000-A OWNER TRUST,
NAVISTAR FINANCIAL 2000-B OWNER TRUST,
NAVISTAR FINANCIAL 2001-A OWNER TRUST,
NAVISTAR FININCIAL 2001-B OWNER TRUST, AND
NAVISTAR FINANCIAL 2002-A OWNER TRUST

October 20, 2003

By: /s/PHYLLIS E. COCHRAN
Phyllis E. Cochran
Chief Executive Officer and General Manager
(Principal Executive and Operations Officer and Director and Authorized Signatory for
Navistar Financial Corporation)

By: /s/ANDREW J. CEDEROTH
Andrew J. Cederoth
Vice President and Treasurer
(Principal Financial Officer and Director and Authorized Signatory for Navistar Financial
Corporation)

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                                                                              Appendix I

NAVISTAR FINANCIAL CORPORATION'S MINIMUM SERVICING STANDARDS FOR NAVISTAR RETAIL RECEIVABLES
CORPORATION

I.      CUSTODIAL BANK ACCOUNTS

        1.     Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts.  These reconciliations shall:

               a)     be mathematically accurate;
               b)     be prepared within forty-five (45) calendar days after the cutoff date;
               c)     be reviewed and approved by someone other than the person who prepared the reconciliation; and
               d)     document explanations for reconciling items.  These reconciling items shall be resolved with ninety (90) calendar days of their original identification.

        2.     Each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor.

II.     RETAIL CONTRACT PAYMENTS

        1.     Retail contract payments shall be deposited into the custodial bank accounts and related bank clearing accounts within two business days of receipt.

        2.     Retail contract payments made in accordance with the retail contract documents shall be posted to the applicable retail contract records within two business days of receipt.

        3.     Retail contract payments shall be allocated to principal, interest, insurance, taxes or other items, as applicable, in accordance with the Servicer's customary servicing procedures.

        4.     Retail contract payments identified as loan payoffs shall be allocated in accordance with the retail contract documents.

III.    DISBURSEMENTS

        1.     Amounts remitted to the collection accounts per the Servicer's investor reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.

        2.     Unused checks shall be safeguarded so as to prevent unauthorized access.

IV.     INVESTOR ACCOUNTING AND REPORTING

        1.     Statements are sent on a monthly basis listing the total unpaid principal balance and pool balance.

V.      RETAIL INSTALLMENT CONTRACTS ACCOUNTING

        1.     The servicing entity's retail contract loan records shall agree with, or reconcile to, the records of obligors with respect to the unpaid principal balance on a monthly basis.

VI.     DELIQUENCIES
        1.     The servicing entity shall maintain and update records documenting collection efforts for retail contracts during the period such loan is in default.